       EXHIBIT 24

POWER OF ATTORNEY

 Know all by these present that the undersigned hereby
constitutes and appoints each of the General Counsel, the
Chief Financial Officer or the VP, Controller, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of
Orthofix International N.V. (the "Company"), Forms 3, 4,
and 5 in accordance with Section 16(a) of the Securities
Exchange Act of l934 and the rules there under:

(2) do and perform any and all acts for an on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, complete and
execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange
Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such attorney-in-
fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms
and conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be
done in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney
and the rights and powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in-fact, in
serving in such capacity at the request of the undersigned,
are not assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 16
of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,
4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless
earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this
10th day of June, 2016.

__/S/ Maria Sainz_______
Signature

__Maria Sainz___________
Print Name